UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2023

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware		001-36609	36-2723087
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

50 South LaSalle Street			60603
Chicago,	Illinois		(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.66 2/3 Par Value	NTRS	The NASDAQ Stock Market LLC
Depositary Shares, each representing 1/1,000th interest in a share of Series E Non-Cumulative Perpetual Preferred Stock	NTRSO	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
(a)-(b) The 2023 annual meeting of stockholders (the “2023 Annual Meeting”) of Northern Trust Corporation (the “Corporation”) was held on April 25, 2023, in Chicago, Illinois for the purposes of: (i) electing 12 directors to serve on the Board of Directors until the 2024 annual meeting or their successors are elected and qualified; (ii) approving, by an advisory vote, 2022 named executive officer compensation; (iii) holding an advisory vote on the frequency with which the Corporation should hold advisory votes on executive compensation; and (iv) ratifying the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2023 fiscal year. Stockholders representing 191,748,710 shares, or 92.29% of the Corporation’s common stock as of the February 27, 2023 record date, voted in person or by proxy. Final voting results are as follows.

Election of Directors
All 12 nominees for director named in the proxy statement for the 2023 Annual Meeting were elected by the votes set forth in the table below.

Nominee	For	Against	Abstentions	Broker Non-Votes
Linda Walker Bynoe	156,541,385	24,586,980	533,922	10,086,423
Susan Crown	176,556,438	4,586,998	518,851	10,086,423
Dean M. Harrison	179,906,240	1,216,061	539,986	10,086,423
Jay L. Henderson	167,303,483	13,824,385	534,419	10,086,423
Marcy S. Klevorn	180,206,591	887,103	568,593	10,086,423
Siddharth N. (Bobby) Mehta	179,810,261	1,296,783	555,243	10,086,423
Michael G. O’Grady	173,854,185	7,245,646	562,456	10,086,423
Jose Luis Prado	174,828,667	6,254,441	579,179	10,086,423
Martin P. Slark	177,102,959	4,024,576	534,752	10,086,423
David H. B. Smith, Jr.	176,011,718	5,119,469	531,100	10,086,423
Donald Thompson	177,604,116	3,504,525	553,646	10,086,423
Charles A. Tribbett III	173,532,150	7,554,460	575,677	10,086,423

Approval of 2022 Named Executive Officer Compensation
The 2022 named executive officer compensation was approved, on an advisory basis, by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
175,807,644	5,495,682	358,961	10,086,423

Recommendation on Frequency of Advisory Votes on Executive Compensation
The Corporation’s stockholders recommended that an advisory vote on executive compensation be held annually by the votes set forth in the table below.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
177,443,991	184,802	3,841,281	192,213	10,086,423

Ratification of Appointment of KPMG LLP
The appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2023 fiscal year was ratified by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
182,785,001	8,826,507	137,202	—

(d) On April 25, 2023, following the 2023 Annual Meeting, the Board agreed that an advisory vote on executive compensation would be held annually until the next required vote on the frequency of such votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TRUST CORPORATION

Date:	April 27, 2023	By:	/s/ Brad A. Kopetsky
Brad A. Kopetsky
Senior Vice President, Associate General Counsel and Corporate Secretary